Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus for RS Emerging Markets Fund and RS Greater China Fund

(Class A, C, K shares) Dated May 1, 2012 (as revised June 19, 2012),

Prospectus for RS Emerging Markets Fund and RS Greater China Fund

(Class Y shares) Dated May 1, 2012 (as revised June 19, 2012), and

Statement of Additional Information for RS Emerging Markets Fund and RS Greater China Fund

(Class A, C, K, Y shares) Dated May 1, 2012 (as revised May 15, 2012 and June 19, 2012)

RS Investment Management Co. LLC (“RS Investments”), the adviser to RS Emerging Markets Fund and RS Greater China Fund (together, the “Funds”), expects to propose to the Board of Trustees of RS Investment Trust that RS Investments assume the day-to-day management of the Funds. Upon the assumption of day-to-day management of the Funds by RS Investments, Baillie Gifford Overseas Limited would cease serving as sub-sub-investment adviser to those Funds. These changes are expected to become effective in early 2013.

November 9, 2012